UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2005

McKesson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13252	943207296
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

McKesson Plaza, One Post Street, San Francisco, California		94104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	415-983-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01 Entry into a Material Definitive Agreement

2005 Stock Plan

At the McKesson Corporation (the "Company") Annual Meeting of Stockholders held on July 27, 2005 (the "Annual Meeting"), the Company’s stockholders approved the 2005 Stock Plan attached hereto as Exhibit 10.1. Under the 2005 Stock Plan, the plan administrator may grant incentive and nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other share-based awards to employees and nonstatutory stock options and restricted stock units to directors. The administrator intends to grant only restricted stock units to non-employee directors. 13,000,000 shares of Company common stock are reserved for issuance under the 2005 Stock Plan; provided, that the maximum number of shares or share equivalents that may be subject to full value awards (including restricted stock and restricted stock units) granted to a plan participant in any fiscal year of the Company is 500,000 shares or share equivalents and the maximum number of shares that may be subject to options or stock appreciation rights granted to a participant in a fiscal year is 1,000,000. Any shares not issued due to an award’s expiration or forfeiture may again become available for issuance under the plan. For any one share of Company common stock issued in connection with a full value award or a stock-settled stock appreciation right, that share and one additional share are no longer available for issuance under the 2005 Stock Plan. The plan administrator has the authority to accelerate the vesting of stock awards, including, in the administrator’s discretion, the authority to accelerate stock award vesting in connection with a change in control of the Company. The 2005 Stock Plan will terminate on May 24, 2015 and no new awards may be granted after that date. The Company’s board of directors may amend or terminate the 2005 Stock Plan at any time. Certain plan amendments, including an increase in shares available for issuance under the plan and an expansion of the class of persons eligible to receive awards, will require additional stockholder approval.

Statement of Terms and Conditions Applicable to Options, Restricted Stock, Restricted Stock Units and Performance Shares Granted to Employees Pursuant to the 2005 Stock Plan

The 2005 Stock Plan administrator intends to grant options and restricted stock units to employees. The terms and conditions of these awards are set forth in the Statement of Terms and Conditions Applicable to Options, Restricted Stock, Restricted Stock Units and Performance Shares Granted to Employees Pursuant to the 2005 Stock Plan, attached hereto as Exhibit 10.2. The material terms of the options include: options are incentive or nonstatutory stock options; the option exercise price is at least equal to the fair market value of the stock underlying the option on the date of grant; and options have a maximum seven year term which may be shortened if an employee’s employment with the Company terminates. The material terms of the restricted stock units include: awards are denominated in share equivalents; payment under the awards will be made only in shares of Company common stock; and award holders may elect to defer receipt of the shares pursuant to rules established under the Company’s Deferred Compensation Administration Plan II (or any successor plan) and in compliance with Internal Revenue Code Section 409A. On July 27, 2005, executive officers were granted options, using the form of terms and conditions approved by the Committee.

Statement of Terms and Conditions Applicable to Restricted Stock Units Granted to Outside Directors Pursuant to the 2005 Stock Plan

Pursuant to the terms and conditions of the 2005 Stock Plan, each non-employee director was granted a restricted stock unit award on July 27, 2005. The terms and conditions of the restricted stock unit awards are set forth in the Statement of Terms and Conditions Applicable to Restricted Stock Units Granted to Outside Directors Pursuant to the 2005 Stock Plan, attached hereto as Exhibit 10.3. The material terms of the restricted stock unit awards include: 2,500 share equivalents are subject to the awards; the awards are one hundred percent vested on the date of grant; and payment under the awards will be made only in shares of Company common stock and only upon a non-employee director’s termination of service with the Company.

Performance Restricted Stock Unit Target Awards

At its meeting on May 24, 2005 the Committee determined that the target Performance Restricted Stock Unit awards for Fiscal Year ("FY") 2006 for the executive officers named below to be granted under the 2005 Stock Plan, subject to approval of the plan by the stockholders, would be the number of units set forth next to their names. The Committee determined that the performance measure for these awards will be FY 2006 earnings per share. The actual number of units that will be awarded may be smaller or larger than the target awards, depending on the actual performance of the Company, and will vest 3 years after the award:

John Hammergren,Chairman, President and Chief Executive Officer - 140,000

Paul Julian, Executive Vice President, Group President - 72,000

Jeffrey Campbell, Executive Vice President and Chief Financial Officer - 32,000

Pamela Pure, Executive Vice President, President McKesson Provider Technologies - 32,000

Ivan Meyerson, Executive Vice President, General Counsel and Secretary - 10,000

2005 Management Incentive Plan

Also at the Annual Meeting, the Company’s stockholders approved the 2005 Management Incentive Plan (the "MIP"), attached hereto as Exhibit 10.4. The MIP is a performance-based bonus program. Only employees of the Company are eligible to participate in the MIP. Bonuses are paid annually based on the achievement of individual target awards. In the event of a change in control of the Company, however, bonus amounts are guaranteed to be paid at least at target rates. Individual target awards are measured using financial, non-financial and other performance goals established by the MIP administrator at the beginning of each Company fiscal year. At the end of the fiscal year, the administrator will review and approve, modify or disapprove bonus amounts. Bonuses may be forfeited if the MIP administrator determines an employee has engaged in certain prohibited activities. Bonuses are paid in a single lump such as soon as is reasonably practicable after the administrator has determined the bonus amounts. Employees may be permitted to defer receipt of their bonus pursuant to rules established under the Company’s Deferred Compensation Administration Plan II (or any successor plan) and in compliance with Internal Revenue Code Section 409A. Bonuses paid the chief executive officer and the other four highest paid officers are designed to qualify as "performance-based compensation" under Internal Revenue Code Section 162(m) so that the Company is able to deduct bonuses paid to these officers for corporate tax purposes. The Company’s board of directors generally may amend or terminate the MIP at any time.

MIP Target Awards

At its meeting on May 24, 2005, the Committee determined that the performance measure under the MIP for FY 2006 will be earnings per share. The Committee further determined that the target awards of the executive officers named below under the MIP for FY 2006 will be the amounts set forth next to their names. The actual amounts that will be awarded may be smaller or larger than the target awards, depending on the actual performance of the Company:

John Hammergren - $1,721,250

Paul Julian - $675,000

Jeffrey Campbell - $484,800

Pamela Pure - $413,250

Ivan Meyerson - $ 354,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation

August 1, 2005	By:	Ivan D. Meyerson

Name: Ivan D. Meyerson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	2005 Stock Plan
10.2	Statement of Terms and Conditions Applicable to Options, Restricted Stock, Restricted Stock Units and Performance Shares Granted to Employees Under the 2005 Stock Plan
10.3	Statement of Terms and Conditions Applicable to Restricted Stock Units Granted to Outside Directors Under the 2005 Stock Plan
10.4	2005 Management Incentive Plan